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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       OF
                       10% SENIOR NOTES DUE 2008, SERIES D
                                       OF
                         THE J.H. HEAFNER COMPANY, INC.

         This form, or one substantially equivalent hereto, must be used by any holder of 10% Senior Notes Due 2008, Series B or Series C (the "Old Notes") of The J.H. Heafner Company, Inc., a North Carolina corporation (the "Company"), who wishes to tender Old Notes for the Company's 10% Senior Notes Due 2008, Series D pursuant to the exchange offer (the "Exchange Offer"), as described in the Prospectus dated __________, 1999 (the "Prospectus") and the related Letter of Transmittal, and (i) whose Old Notes are not immediately available or (ii) who cannot deliver such Old Notes or any other documents required by the Letter of Transmittal on or before the Expiration Date or (iii) who cannot comply with the book-entry transfer procedure on a timely basis. This form may be delivered by facsimile transmission, mail or hand delivery to First Union National Bank (the "Exchange Agent"). See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

            Delivery to: FIRST UNION NATIONAL BANK, AS EXCHANGE AGENT

                      By Mail:                           Facsimile Transmission            Hand or Overnight Delivery:
     (REGISTERED OR CERTIFIED MAIL RECOMMENDED)                 Number:                     First Union National Bank
              First Union National Bank                       704-590-7628                Corporate Trust Reorganization
           Corporate Trust Reorganization                    (FOR ELIGIBLE             1525 West W.T. Harris Boulevard, 3C3
        1525 West W.T. Harris Boulevard, 3C3               INSTITUTIONS ONLY)            Charlotte, North Carolina 28262
           Charlotte, North Carolina 28288                                                    Attention: Mike Klotz
                Attention: Mike Klotz                    Confirm by Telephone:
                                                              704-590-7408

          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS
   OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER
          THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Old Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:

          Certificate Number(s) (if available)                                 Principal Amount Tendered
_________________________________________________________         ____________________________________________________

_________________________________________________________         ____________________________________________________

_________________________________________________________         ____________________________________________________

         All authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         If Old Notes will be tendered by book-entry transfer, please provide the following information:

             Name of Tendering Institution:                          Depository Trust Company Account Number:

_________________________________________________________         ____________________________________________________

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                                PLEASE SIGN HERE

X ________________________________________________     Date:____________________
  Signature(s) of Owner(s) or Authorized Signatory

Area Code and Telephone Number: ________________________________________________

         Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):        ________________________________________________________________

                ________________________________________________________________

Capacity:       ________________________________________________________________

Address(es):    ________________________________________________________________

                ________________________________________________________________

                ________________________________________________________________


                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


______________________________________         _________________________________
             Name of Firm                           Authorized Signature

______________________________________         _________________________________
            Street Address                          Name (please print)

______________________________________         _________________________________
       City, State and Zip Code                            Title

______________________________________         _________________________________
    Area Code and Telephone Number                          Date

          DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL
        SURRENDER OR CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO,
           AND BE ACCOMPANIED BY, THE EXECUTED LETTER OF TRANSMITTAL.


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